                                                                    EXHIBIT 10.5

                           CONSENT TO AMENDMENT NO. 13
                              TO THE LOAN DOCUMENTS

                             As of November 5, 1999

                  Reference is made to Amendment No. 13 to the Loan Documents dated as of November 5, 1999 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, and Amendment No. 12 to the Loan Documents dated as of September 14, 1999, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                  Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                         MEDGP, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer



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                         MEDPARTNERS ACQUISITION CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         MEDPARTNERS AVIATION, INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS EAST, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         GEORGIA MEDPARTNERS MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         MEDPARTNERS INTEGRATED NETWORK-CHANDLER, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         MEDPARTNERS PROFESSIONAL MANAGEMENT CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

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                         ADS HEALTH MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         HEALTHWAYS, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         BAY AREA PRACTICE MANAGEMENT GROUP, INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary

                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         CHS MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         CAREMARK INTERNATIONAL INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

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                         CAREMARK INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary

                         By           /s/ Leisa Kizer
                              --------------------------------------------
                              Name: Leisa Kizer
                              Title: Treasurer


                         CAREMARK PHYSICIAN SERVICES OF TEXAS INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         PRESCRIPTION HEALTH SERVICES, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer

                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         STRATEGIC HEALTHCARE MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer

                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary

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                         CAREMARK INTERNATIONAL HOLDINGS INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         MEDPARTNERS PHYSICIAN SERVICES INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         CAREMARK RESOURCES CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         FRIENDLY HILLS HEALTHCARE
                         NETWORK INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS NSC LTD.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         MEDPARTNERS ADMINISTRATIVE
                         SERVICES, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer

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                         MEDPARTNERS MANAGED CARE, INC.


                         By          /s/ Sara J. Finley
                              --------------------------------------------
                              Name:  Sara J. Finley
                              Title: Vice President & Secretary


                         ACUTE CARE MEDICAL MANAGEMENT, INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name:  Sara J. Finley
                              Title: Vice President & Secretary


                         BGS HEALTHCARE, INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name:  Sara J. Finley
                              Title: Vice President & Secretary


                         HOME HEALTH AGENCY OF GREATER MIAMI, INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name:  Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS MANAGED CARE OF SOUTH BROWARD, INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name:  Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS MEDICAL MANAGEMENT OF OHIO, INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name:  Sara J. Finley
                              Title: Vice President & Secretary


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                         LFMG, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         PACIFIC MEDICAL GROUP, INC.


                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name:  Sara J. Finley
                              Title: Vice President & Secretary


                         PACIFIC PHYSICIAN SERVICES, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PPS EAST, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PPS NORTH CAROLINA MEDICAL
                         MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PPS RIVERSIDE DIVISION ACQUISITION
                         AND MANAGEMENT CORP. I


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: President & Treasurer

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                         PPS VALLEY MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         PPS INDEMNITY, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         PACIFIC PHYSICIAN SERVICES
                         ARIZONA, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PACIFIC PHYSICIAN SERVICES
                         NEVADA, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PHYSICIANS' HOSPITAL MANAGEMENT
                         CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer

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                         RELIANT HEALTHCARE SYSTEMS, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         By           /s/ Sara J. Finley
                              --------------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS/TALBERT MEDICAL
                         MANAGEMENT CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         TALBERT MEDICAL MANAGEMENT
                         CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         TALBERT HEALTH SERVICES
                         CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         MEDPARTNERS ADMINISTRATION, L.P.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:     James H. Dickerson, Jr.
                              Title:    Executive Vice President & Treasurer
                                        of Caremark Rx, Inc., the General
                                        Partner

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                         MEDPARTNERS PHYSICIAN
                         MANAGEMENT, L.P.


                         By         /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Executive Vice President of
                                       Caremark Rx, Inc., the General
                                       Partner


                         MEDOHIO, L.P.


                         By         /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   President & Treasurer of MedGP, Inc.,
                                       the General Partner


                         MED TENNESSEE, INC.


                         By           /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   President & Treasurer


                         MEDTEX, L.P.


                         By         /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   President & Treasurer of MedGP, Inc.,
                                       the General Partner


                         MEDPARTNERS PHYSICIAN SERVICES OF ILLINOIS L.L.C.


                         By         /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Vice President & Treasurer of
                                       North Suburban Clinic, Ltd.,
                                       a Member

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                         CERRITOS INVESTMENT GROUP


                         By         /s/ James H. Dickerson, Jr.
                              --------------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Executive Vice President & Chief
                                       Financial Officer of Caremark Rx, Inc.,
                                       a Partner

                         By         /s/ Sara J. Finley
                              --------------------------------------------------
                              Name:    Sara J. Finley
                              Title:   Corporate Secretary of
                                       Caremark Rx, Inc., a Partner


                         CERRITOS INVESTMENT GROUP II


                         By         /s/ James H. Dickerson, Jr.
                              --------------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Executive Vice President & Chief
                                       Financial Officer of Caremark Rx, Inc.,
                                       a Partner

                         By         /s/ Sara J. Finley
                              --------------------------------------------------
                              Name:    Sara J. Finley
                              Title:   Corporate Secretary of
                                       Caremark Rx, Inc., a Partner


                         5000 AIRPORT PLAZA, L.P.


                         By         /s/ James H. Dickerson, Jr.
                              --------------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Executive Vice President & Chief
                                       Financial Officer of Caremark Rx, Inc.
                                       the General Partner


                         By         /s/ Sara J. Finley
                              --------------------------------------------------
                              Name:    Sara J. Finley
                              Title:   Corporate Secretary of
                                       Caremark Rx, Inc., the General Partner

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                         KS-PSI OF TEXAS L.P.


                         By         /s/ James H. Dickerson, Jr.
                              --------------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Vice President & Treasurer of
                                       MedPartners Physician Services, Inc.,
                                       the General Partner




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